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                                                                  EXHIBIT 10.10

                                                             85 Enterprise Road
                                                          Aliso Viejo, CA 92656

                                                                unreadable text

RAPTOR
Networks Technology Inc.

_________________________________
Attn:  __________________________
Via Facsimile:  _________________

RE:  Convertible loan to Raptor Networks Technology, Inc. (____________)

Gentlemen:

         We propose to borrow the original principal sum of _________________ ____________________________________________________________ Dollars U.S. from
___________________ under a Loan evidenced by a Promissory Note convertible by the holder into Restricted Common Stock of Raptor Networks Technology, Inc. at any time during the three (3) year period following initial funding of the Loan. Prior to conversion, the Loan shall accrue interest at the annual rate of eight (8%) percent. Conversion of principal and accrued interest shall be at the rate of three and a half ($3.50) Dollars U.S. per share at any time during the term of the Loan upon thirty (30) days prior written notice.

         The Company reserves the right to force conversion if the Company stock trades at $10.00/share or higher. If conversion into stock occurs within the first year under these circumstances, it is agreed hereby that the full interest for the first year shall, nevertheless, be paid to the lender.

         The total amount owed (including all accrued interest) shall, in any event, be converted into common stock at $3.50 per share on the third anniversary of the date hereinabove mentioned. As you know, _________ already holds a substantial amount of our Common Stock.

         Your acceptance of our proposal can be accomplished by signature where indicated below and funding of the original principal of the Loan forthwith.

                                                  Regards,

                                                  Thomas M. Wittenschlaeger, CEO

ACCEPTED BY:

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By:                                                     Dated:
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          (Signature)

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